EXHIBIT 10.3

EXTENSION AGREEMENT
May 31, 2019
JPMorgan Chase Bank, N.A., as Administrative Agent under the Credit Agreement referred to below

JPMorgan Chase Bank, N.A., as Administrative Agent
500 Stanton Christiana Road, NCC5, Floor 1
Newark, Delaware, 19713
Attention: Tom Defosse
Email: thomas.defosseiv@chase.com

JPMorgan Chase Bank, N.A., as Administrative Agent
383 Madison Avenue, Floor 24
New York, New York, 10179
Attention: Juan Javellana
Email: juan.j.javellana@jpmorgan.com

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Credit Agreement, dated as of April 30, 2018 (as amended, restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), among PacifiCorp, an Oregon corporation (the “Borrower”), the banks and other financial institutions party thereto as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent, and (ii) the Borrower’s Termination Date Extension Request, dated April 15, 2019, requesting an extension of the Termination Date to June 30, 2022 (the “Extension Request”). Unless otherwise indicated, capitalized terms used herein and not otherwise defined herein have the meanings given such terms in the Credit Agreement.

Solely in connection with the extension of the Termination Date to June 30, 2022 as set forth in the Extension Request, each undersigned Lender agrees, subject to the Administrative Agent’s receipt of the documents described in Section 2.06(c) of the Credit Agreement, to extend the Termination Date applicable to such Lender’s Commitment to June 30, 2022, such extension to be effective on May 31, 2019. The undersigned Lenders, constituting Required Lenders, hereby waive the time period requirements set forth in Section 2.06(a) of the Credit Agreement for each Lender to provide notice of such Lender’s decision to consent to, or decline, the extension of the Termination Date to June 30, 2022. The Required Lenders hereby agree that (a) this Extension Agreement shall be dated as of the date first set forth above, (b) the deadline for each consenting Lender to provide a signature page to this Extension Agreement is May 6, 2019 and (c) subject to the Administrative Agent’s receipt of the documents described in Section 2.06(c) of the Credit Agreement, the “Extension Effective Date” with respect to the Extension Request shall be May 31, 2019.

Furthermore, each of the undersigned Lenders that is an LC Issuing Bank as of the date hereof agrees to continue to serve as an LC Issuing Bank in accordance with its Fronting Commitment after giving effect to the extension of the Termination Date as set forth herein.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York. This Extension Agreement is a Loan Document. Except as specifically provided above, (i) the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects by the parties hereto, and (ii) the execution and delivery of this Extension Agreement shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents. This Extension Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signature pages follow]

Royal Bank of Canada

By: /s/ Frank Lambrinos
Name: Frank Lambrinos
Title: Authorized Signatory

Extension Agreement – PacifiCorp II (2019)

Banco Santander, S.A., New York Branch

By: /s/ Rita Walz-Cuccioli
Name: Rita Walz-Cuccioli
Title: Executive Director

By: /s/ Terence Corcoran
Name: Terence Corcoran
Title: Executive Director

Extension Agreement – PacifiCorp II (2019)

BARCLAYS BANK PLC

By: /s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

Extension Agreement – PacifiCorp II (2019)

CITIBANK, N.A.

By: /s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

BNP Paribas

By: /s/ Denis O' Meara
Name: Denis O' Meara
Title: Managing Director

By: /s/ Ravina Advani
Name: Ravina Advani
Title: Managing Director

Extension Agreement – PacifiCorp II (2019)

Wells Fargo Bank, National Association

By: /s/ Gregory R. Gredvig
Name: Gregory R. Gredvig
Title: Director

Extension Agreement – PacifiCorp II (2019)

MUFG UNION BANK, N.A.,

By: /s/ Cherese Joseph
Name: Cherese Joseph
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

MIZUHO BANK, LTD.

By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

Extension Agreement – PacifiCorp II (2019)

The Bank of Nova Scotia

By: /s/ David Dewar
Name: David Dewar
Title: Director

Extension Agreement – PacifiCorp II (2019)

The Bank of New York Mellon

By: /s/ Richard K. Fronapfel, Jr.
Name: Richard K. Fronapfel, Jr.
Title: Director

Extension Agreement – PacifiCorp II (2019)

TD BANK, N.A.

By: /s/ Vijay Prasad
Name: Vijay Prasad
Title: Sr. Vice President

Extension Agreement – PacifiCorp II (2019)

SUNTRUST BANK

By: /s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

Extension Agreement – PacifiCorp II (2019)

CANADIAN IMPERIAL BANK OF
COMMERCE, NEW TORK BRANCH, as
Lender

By: /s/ Robert Casey
Name: Robert Casey
Title: Authorized Signatory

By: /s/ Farhad Merali
Name: Farhad Merali
Title: Authorized Signatory

Extension Agreement – PacifiCorp II (2019)

PNC BANK, NATIONAL ASSOCIATION,
as Lender

By: /s/ Kelly Miller
Name: Kelly Miller
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

NATIONAL COOPERATIVE SERVICES
CORPORATION, as Lender

By: /s/ Uzma Rahman
Name: Uzma Rahman
Title: Assistant Secretary-Treasurer

Extension Agreement – PacifiCorp II (2019)

KeyBank National Association

By: /s/ Benjamin C. Cooper
Name: Benjamin C. Cooper
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

The Northern Trust Company

By: /s/ Lisa DeCristofaro
Name: Lisa DeCristofaro
Title: SVP

Extension Agreement – PacifiCorp II (2019)

National Australia Bank Limited

By: /s/ Eli Davis
Name: Eli Davis
Title: Director

Extension Agreement – PacifiCorp II (2019)

CoBank, ACB

By: /s/ Ryan Spearman
Name: Ryan Spearman
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

U.S. Bank National Association

By: /s/ Kevin Murphy
Name: Kevin Murphy
Title: Vice President

Extension Agreement – PacifiCorp II (2019)

Bank of Montreal, Chicago Branch

By: /s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

Extension Agreement – PacifiCorp II (2019)

SUMITOMO MITSUI BANKING
CORPORATION

By: /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

Extension Agreement – PacifiCorp II (2019)

AGREED AND ACCEPTED:

PACIFICORP

By: /s/ Ryan Weems
Name: Ryan Weems
Title: Vice President, Controller and Assistant
Treasurer

Extension Agreement – PacifiCorp II (2019)

JPMORGAN CHASE BANK, N.A.

By: /s/ Juan Javellana
Name: Juan Javellana
Title: Executive Director

Extension Agreement – PacifiCorp II (2019)